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                                                                    EXHIBIT 24.2

                               POWER OF ATTORNEY

                                 PNC BANK CORP.
           PNC BANK CORP. AND AFFILIATES DEFERRED COMPENSATION PLAN

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and/or Officers of PNC Bank Corp. (the "Corporation"), a Pennsylvania corporation, hereby names, constitutes and appoints Walter E. Gregg, Jr., Melanie S. Cibik and Steven L. Kaplan, or each of them, with full power of substitution, such person's true and lawful attorney-in-fact and agent to execute in such person's name, place and stead, in any and all capacities, a Registration Statement on Form S-8 (or other appropriate form) under the Securities Act of 1933, as amended, relating to obligations of the Corporation under and interests of participation in the PNC Bank Corp. and Affiliates Deferred Compensation Plan, and to execute in such person's name, place and stead, in any and all capacities, any and all amendments to said Registration Statement.

And such persons hereby ratify and confirm all that any said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

Witness the due execution hereby by the following persons in the capacities indicated as of this December 17, 1996.

Name/Signature                     Capacity
--------------                     --------

 /s/ THOMAS H. O'BRIEN             Chairman, Chief Executive
--------------------------         Officer and Director
     Thomas H. O'Brien

 /s/ PAUL W. CHELLGREN             Director
--------------------------
     Paul W. Chellgren

                                   Director
--------------------------
     Robert N. Clay


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 /s/ GEORGE A. DAVIDSON, JR.        Director
----------------------------
     George A. Davidson, Jr.

 /s/ DAVID F. GIRARD-DICARLO        Director
----------------------------
     David F. Girard-diCarlo

 /s/ DIANNA L. GREEN                Director
----------------------------
     Dianna L. Green

 /s/ C.G. GREFENSTETTE              Director
----------------------------
     C.G. Grefenstette

 /s/ ARTHUR J. KANIA                Director
----------------------------
     Arthur J. Kania

 /s/ BRUCE LINDSAY                  Director
----------------------------
     Bruce Lindsay

 /s/ THOMAS MARSHALL                Director
----------------------------
     Thomas Marshall

 /s/ W. CRAIG MCCLELLAND            Director
----------------------------
     W. Craig McClelland

 /s/ DONALD I. MORITZ               Director
----------------------------
     Donald I. Moritz

 /s/ JACKSON H. RANDOLPH            Director
----------------------------
     Jackson H. Randolph

                                     - 2 -

                               Power of Attorney


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 /s/ JAMES E. ROHR                 President and Director
--------------------------
     James E. Rohr

 /s/ RODERIC H. ROSS               Director
--------------------------
     Roderic H. Ross

                                   Director
--------------------------
     Vincent A. Sarni

 /s/ GARRY J. SCHEURING            Vice Chairman and Director
--------------------------
     Garry J. Scheuring

 /s/ RICHARD P. SIMMONS            Director
--------------------------
     Richard P. Simmons

 /s/ THOMAS J. USHER               Director
--------------------------
     Thomas J. Usher

 /s/ MILTON A. WASHINGTON          Director
--------------------------
     Milton A. Washington

 /s/ HELGE H. WEHMEIER             Director
--------------------------
     Helge H. Wehmeier

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                               Power of Attorney